SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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WILSHIRE ENTERPRISES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WILSHIRE ENTERPRISES, INC.
1 GATEWAY CENTER
NEWARK, NEW JERSEY 07102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 19, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wilshire Enterprises, Inc., a Delaware corporation (hereinafter called the “Company”), will be held at the Spencer Hotel, 700 King Street, Wilmington, Delaware 19801 at 3:00 P. M. on Thursday, July 19, 2007 for the following purposes:

(1) To elect two directors of the Company to serve until the expiration of their terms and thereafter until their successors have been duly elected and qualified.

(2) To ratify the appointment of J.H. Cohn LLP as the Company’s auditors for 2007.

(3) To consider the stockholder proposal described in the accompanying proxy statement, if properly presented at the Annual Meeting.

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on June 8, 2007 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AND VOTED AT THE MEETING. WE URGE YOU TO VOTE NOW REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

YOUR SHARES MAY BE VOTED ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD.

By Order of the Board of Directors

/s/ S. Wilzig Izak
S. WILZIG IZAK
Chairman of the Board

Dated: June 18, 2007

WILSHIRE ENTERPRISES, INC.
1 GATEWAY CENTER
NEWARK, NEW JERSEY 07102

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 19, 2007

This Proxy Statement and the accompanying form of proxy, which were first sent to stockholders on or about June 18, 2007, are submitted in connection with the solicitation of proxies by the Board of Directors of Wilshire Enterprises, Inc. (the “Company”) for the Annual Meeting of Stockholders to be held at the Spencer Hotel, 700 King Street, Wilmington, Delaware 19801 on Thursday, July 19, 2007 at 3:00 P.M. or any adjournment thereof (the “Annual Meeting”). The close of business on June 8, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, 7,926,248 shares of common stock ($1.00 par value) of the Company (the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting, each such share being entitled to one vote. The participants in this solicitation consist of the Company and each of our directors: Miles Berger, Milton Donnenberg, S. Wilzig Izak, Eric J. Schmertz, Esq., Ernest Wachtel and W. Martin Willschick.

A form of proxy is enclosed designating persons named therein as proxies to vote shares at the Annual Meeting. Each proxy in that form properly signed and received prior to the meeting will be voted as specified in the proxy or if not specified, FOR the election as directors of those nominees named in this Proxy Statement, FOR the ratification of J.H. Cohn LLP as the Company’s auditors for 2007 and AGAINST a stockholder proposal to auction the Company to the highest bidder. Should any nominee for director named in this Proxy Statement become unavailable for election, which is not anticipated, it is intended that the persons acting under the proxies will vote for the election in his or her stead of such other person as may be nominated by the Board of Directors.

The Company received a letter from Full Value Partners L.P., a stockholder of the Company, in February 2007, which states that at the 2007 Annual Meeting, Full Value intends to nominate two persons for election as directors of the Company and also propose that the Company’s investment banker promptly conduct an auction to sell the Company to the highest bidder. As described elsewhere in this Proxy Statement, the Board’s Nominating Committee interviewed Full Value’s nominees, reviewed available information concerning them and examined their qualifications consistent with the Nominating Committee’s charter. The Nominating Committee, and your Board, decided not to nominate Full Value’s nominees. The Nominating Committee and your Board believe that the two Board nominees, who are experienced in serving the Company’s stockholders as directors and knowledgeable about the Company’s business and industry, will better serve the interests of ALL of the Company’s stockholders than Full Value’s nominees.

As for Full Value’s proposal to auction the Company, the Company is already actively pursuing a sale or merger of the Company. The Company’s investment banker has distributed information materials about the Company to potential buyers and is following up with them. Your Board of Directors believes that its process is more orderly and has the potential to result in a higher price than the auction referred to in Full Value’s letter for the following reasons: First, while Full Value’s proposal refers to an auction of the Company, your Board is open to considering all possible transaction structures--for example, a sale or merger for cash or for the stock of a third party (which could possibly result in a transaction that is tax-free to the Company’s stockholders). Your Board believes that its flexibility and willingness to consider all options to maximize stockholder value could result in a greater benefit to stockholders than Full Value’s auction. Second, your Board believes that a negotiated transaction, which is what it is seeking, could result in a higher per share price for stockholders than an auction process, which typically does not involve the same level of negotiation. Third, your Board believes that Full Value’s proposal is unnecessary and thwarts the orderly sale process that the Company has started. Accordingly, your Board of Directors urges you to vote AGAINST Full Value’s proposal to auction the Company, if that proposal is properly presented at the Annual Meeting.

At the time this Proxy Statement was mailed to stockholders, management was not aware that any matter other than the matters described above would be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them, to the extent permitted by applicable law.

THE COMPANY’S BOARD OF DIRECTORS URGES YOU TO DISCARD ANY PROXY MATERIALS AND PROXY CARD THAT YOU MAY RECEIVE FROM FULL VALUE, AND TO VOTE AS FOLLOWS ON THE WHITE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT:

“FOR” THE BOARD’S NOMINEES FOR DIRECTOR,
“FOR” THE RATIFICATION OF J.H. COHN LLP AS THE COMPANY’S AUDITORS FOR 2007 AND
“AGAINST” THE STOCKHOLDER PROPOSAL TO AUCTION THE COMPANY, IF THAT PROPOSAL IS PROPERLY PRESENTED AT THE ANNUAL MEETING.

Any stockholder who returns a proxy on the enclosed form, or votes via telephone or the Internet, has the right to revoke that proxy at any time before it is voted. Any stockholder who submitted a proxy by mail may change such stockholder’s vote or revoke such stockholder’s proxy by (a) filing with the Secretary of the Company a written notice of revocation or (b) timely delivering a valid, later-dated proxy. Any stockholder who submitted a proxy by telephone or via the Internet may change such stockholder’s vote or revoke such stockholder’s proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless the stockholder gives written notice of revocation to the Secretary before the proxy is exercised or such stockholder votes by written ballot at the Annual Meeting.

The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not technically constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of votes cast. The inspectors of election will treat shares referred to as “broker non-votes” (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Assuming a quorum is present, the nominees for director receiving a plurality of votes cast at the Annual Meeting will be elected directors. A proxy that has properly withheld authority with respect to the election of one or both nominees for director will not be voted with respect to the nominee or nominees indicated, although it will be counted for the purposes of determining whether there is a quorum. Approval of the ratification of J.H. Cohn LLP as the Company’s auditors for the year ending December 31, 2007 will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Approval of the stockholder proposal, which the Board of Directors opposes, will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.  The stockholder proposal is precatory, which means that even if it is approved by the stockholders, it will be non-binding on the Company. As stated elsewhere in this Proxy Statement, the Company is already actively pursuing a sale or merger of the Company. The stockholder proposal which appears on the enclosed WHITE proxy card has been modified slightly from the language in Full Value’s February 2007 letter to be consistent with the language Full Value has included in its proxy materials.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Based on information available to the Company, the following table sets forth certain information, as of June 1, 2007, with respect to holdings of the Company’s Common Stock by each person the Company believes beneficially owned more than 5% of the Company’s outstanding Common Stock as of June 1, 2007:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
5% or Greater Holders:
Estate of Siggi B. Wilzig c/o Daniel Swick Herrick, Feinstein LLP 2 Penn Plaza Newark, NJ 07105-2245	1,660,792	(2)	21.1%
Phillip Goldstein 60 Heritage Drive Pleasantville, NY 10570 and Bulldog Investors and Andrew Dakos Park 80 West-Plaza Two Saddle Brook, NJ 07663	1,173,650	(3)	14.9%
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, Suite 650 Santa Monica, CA 90401	483,943	(4)	6.1%
Donald Brenner P. O. Box 721 Alpine, NJ 07620	405,330	(5)	5.2%

(1)
Each beneficial owner’s percentage ownership of Common Stock is determined by assuming that options, warrants and other convertible securities that are held by such person (but not those held by any other person) and that are exercisable or convertible within 60 days of June 1, 2007 have been exercised or converted. Options, warrants and other convertible securities that are not exercisable within 60 days of June 1, 2007 have been excluded. Unless otherwise noted, the Company believes that all persons named in the above table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)
Mr. Wilzig, former Chairman and President of the Company, served as the Senior Consultant to the Company until his death on January 7, 2003. The table above reflects the Estate’s ownership as reported by the Estate.

(3)	Pursuant to a filing with the Securities and Exchange Commission, power to dispose of and to vote the securities set forth above resides solely with Mr. Phillip Goldstein and Mr. Andrew Dakos.

(4)
Pursuant to a filing with the Securities and Exchange Commission, Dimensional Fund Advisors, Inc. (“Dimensional”), a registered investment advisor, disclosed that it is deemed to have beneficial ownership of 483,943 shares of Common Stock, all of which shares are held in the portfolios of certain “Funds”. Such Funds consist of investment companies to which Dimensional provides investment advice and certain other commingled group trusts and separate accounts for which Dimensional serves as an investment manager. Dimensional disclaims beneficial ownership of all such shares.

(5)	Such 405,330 shares of Common Stock consist of 17,974 shares for which Mr. Brenner has sole voting power and 387,356 shares for which he has shared voting power.

BOARD OF DIRECTORS AND ITS COMMITTEES; DIRECTOR COMPENSATION

The Company is incorporated under the laws of the State of Delaware. The interests of stockholders of the Company are represented by the Board of Directors, which oversees the business and management of the Company. This solicitation of proxies is intended to give all stockholders the opportunity to vote for the persons who are to be their representatives, as directors, in the governance of the Company.

The Company’s current Restated Certificate of Incorporation and By-Laws provide for a six member Board of Directors divided into three classes of directors serving staggered three-year terms. The term of office of directors in Class III expires at the 2007 Annual Meeting, Class I at the next succeeding Annual Meeting and Class II at the following succeeding Annual Meeting. Two Class III nominees are named in this Proxy Statement.

Independence

Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. The American Stock Exchange (the “AMEX”) has adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee. All of the non-employee members of the Board of Directors, and, accordingly, all members of the Audit Committee, Compensation Committee and Nominating Committee of the Board, have been determined to be “independent” pursuant to the definition contained in the AMEX’s Corporate Governance Rules and under the SEC’s Rule 10A-3.

Board of Directors’ Meetings

The Board of Directors of the Company holds periodic meetings as necessary to deal with matters which it must consider. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. During 2006, the full Board met a total of 13 times, the Audit Committee 3 times, the Compensation Committee 4 times and the Nominating Committee acted by unanimous consent. Each Board member attended at least 75% of the aggregate of the Board and committee meetings (of committees on which each such director served) held during 2006.

Executive Committee

The Board of Directors has an Executive Committee, which consists of S. Wilzig Izak (Chair), W. Martin Willschick and Eric J. Schmertz. This Committee may exercise all authority of the full Board with the exception of specified limitations relating to major corporate matters.

Audit Committee

The Audit Committee of the Board of Directors serves to: (a) oversee the accounting and financial reporting processes of the Company, internal controls of the Company, and audits of the financial statements of the Company; (b) assist the Board of Directors in its oversight of: (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence, (iv) the performance of the Company’s internal audit functions and its independent auditors, and (v) the accounting and financial reporting processes of the Company; and (c) prepare the Audit Committee report for inclusion in the proxy statement as required by the SEC.

The members of the Audit Committee are Mr. Willschick (Chair), Mr. Schmertz and Mr. Donnenberg.

The Board of Directors has determined that W. Martin Willschick constitutes an “audit committee financial expert”, as such term is defined by the SEC. As noted above, Mr. Willschick - as well as the other members of the Audit Committee - has been determined to be “independent” within the meaning of SEC and AMEX regulations.

Compensation Committee

The Compensation Committee of the Board serves to: (a) assist the Board in establishing and maintaining compensation and benefits policies and practices that support the successful recruitment, development and retention of talent in order to achieve the Company’s business objectives and optimize long-term financial returns; and (b) assist the Board in discharging its responsibilities for compensating the Company’s executives.

The members of the Compensation Committee are Mr. Schmertz (Chair), Mr. Wachtel and Mr. Berger.

Nominating Committee

The purposes of the Nominating Committee are to: (a) identify and screen individuals qualified for nomination to the Board; (b) recommend to the Board director nominees for election at each meeting of stockholders at which directors are to be elected and recommend to the Board individuals to fill any vacancies on the Board that arise between such meetings; and (c) recommend to the Board directors for appointment to each committee of the Board.

The members of the Nominating Committee are Mr. Berger (Chair), Mr. Wachtel and Mr. Donnenberg.

Additional Nominating Committee Matters

As noted above, all of the members of the Nominating Committee have been determined to be “independent” within the meaning of SEC and AMEX regulations.

The Board has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee charter is attached as Annex A to this Proxy Statement.

The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board. The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter for director candidates.

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders. The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process for individuals other than existing Board members will include

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

On February 20, 2007, the Company’s Chairman of the Board and Chief Executive Officer received a letter from Full Value Partners L.P. (“Full Value”), which states that at the 2007 Annual Meeting, Full Value intends to nominate two persons (Andrew Dakos and Timothy Brog) for election as directors of the Company and propose that the Company’s investment banker promptly conduct an auction to sell the Company to the highest bidder. The letter states that Full Value beneficially owns 470,500 shares of the Company’s Common Stock. The Nominating Committee interviewed the two individuals mentioned in the letter as nominees and decided not to nominate either of them. Our Board’s nominees have many years of experience on our Board of Directors and in the real estate industry. In addition, our nominees have a proven track record of value enhancement. For the five year period ended December 31, 2006, an investment in Wilshire common stock yielded a cumulative total return-capital appreciation plus the $3.00 per share extraordinary dividend we paid to stockholders on June 29, 2006-of approximately 121%, substantially exceeding the cumulative total return on the Russell 3000 index and the Standard & Poors Composite over the same period. In contrast, Full Value’s nominees have no significant real estate experience and our Board is concerned that they will put their hedge fund’s interests above the interests of ALL of the Company’s stockholders.

IF YOU RECEIVE PROXY SOLICITATION MATERIALS AND A PROXY CARD FROM FULL VALUE, MR. DAKOS OR MR. BROG, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU DISCARD SUCH MATERIALS. OUR BOARD URGES STOCKHOLDERS NOT TO VOTE FOR THE DISSIDENT STOCKHOLDER’S NOMINEES AND NOT TO RETURN ANY PROXY CARDS SENT TO STOCKHOLDERS BY SUCH DISSIDENT STOCKHOLDER.

In connection with the 2007 Annual Meeting, the Nominating Committee did not receive any other nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Stockholder Communications with the Board

The Board of Directors has established a procedure that enables stockholders to communicate in writing with members of the Board. Any such communication should be addressed to Ms. S. Wilzig Izak, Chairman of the Board, and should be sent to such individual c/o Wilshire Enterprises, Inc., 1 Gateway Center, Newark, New Jersey 07102. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board, upon the Chairman of the Board’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication.

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s annual meeting of stockholders. With the exception of Mr. Wachtel, all of the members of the Board attended the Company’s 2006 Annual Meeting of Stockholders.

PROPOSAL 1
ELECTION OF DIRECTORS

Two directors, constituting the Class III Directors, are to be elected at the 2007 Annual Meeting for three-year terms expiring in 2010. There is no cumulative voting. The Board’s nominees for Class III Directors are Ernest Wachtel and W. Martin Willschick. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THESE TWO NOMINEES AS DIRECTORS.

The information provided below with respect to director nominees and present directors includes (1) name, (2) class, (3) principal occupation, business experience during the past five years, and age, (4) year in which he or she became a director and (5) number and percentage of shares of Common Stock of the Company beneficially owned as of June 1, 2007. This information has been furnished by the directors. The business address for Ms. Izak, Mr. Donnenberg and Mr. Wachtel is c/o Wilshire Enterprises, Inc., 1 Gateway Center, Newark, NJ 07102. Mr. Berger's business address is 50 Park Place, Newark, NJ 07102, Mr. Schmertz's business address is 75 Rockefeller Center, New York, NY and Mr. Willschick's business address is 100 Queen Street West, Toronto, Ontario M5H 2N2 Canada.

Name	Class	Principal Occupation and Age (a)(i)	Year Became Director of the Company	Shares of Common Stock Beneficially Owned on June 1, 2007 and Percentage of Class (b)

Miles Berger	I	Chairman of Berger Organization, Real Estate Management and Development Company, Newark, NJ Age 54	2002	18,250 *	(c)
Milton Donnenberg	II	Formerly President, Milton Donnenberg Assoc., Realty Management, Carlstadt, NJ Age 84	1981	30,212 *	(d)
S. Wilzig Izak	II	Chairman of the Board since September 20, 1990; Chief Executive Officer since May 1991; Executive Vice President (1987-1990); prior thereto, Senior Vice President Age 48	1987	224,532 (2.8	(e) %)
Eric J. Schmertz, Esq.	I	Of Counsel to the Dweck Law Firm; Distinguished Professor Emeritus and formerly Dean, Hofstra University School of Law, Hempstead, NY Age 81	1983	36,359 *	(f)
Ernest Wachtel	III	President, Ellmax Corp., Builders and Realty Investors, Elizabeth, NJ Age 82	1970	149,473 (1.9	(g) %)
W. Martin Willschick	III	Manager, Capital Markets, City of Toronto, Canada Age 55	1997	23,310 *	(h)

*	Less than one percent.

(a)
No nominee or director is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940.

(b)	The shares of the Company’s Common Stock are owned directly and beneficially, and the holders have sole voting and investment power, except as otherwise noted.

(c)	Includes 10,750 shares of stock that could be obtained by Mr. Berger upon the exercise of stock options exercisable within 60 days of June 1, 2007.

(d)	Includes 8,750 shares of stock that could be obtained by Mr. Donnenberg upon the exercise of stock options exercisable within 60 days of June 1, 2007.

(e)
Includes 10,000 shares of stock that could be obtained by Ms. Izak upon the exercise of stock options exercisable within 60 days of June 1, 2007 and 8,667 shares subject to restricted stock awards which had not vested as of June 1, 2007.

(f)	Includes 8,750 shares of stock that could be obtained by Mr. Schmertz upon the exercise of stock options exercisable within 60 days of June 1, 2007.

(g)	Includes 8,750 shares of stock that could be obtained by Mr. Wachtel upon the exercise of stock options exercisable within 60 days of June 1, 2007.

(h)	Includes 16,250 shares of stock that could be obtained by Mr. Willschick upon the exercise of stock options exercisable within 60 days of June 1, 2007.

(i)	Mr. Donnenberg is Ms. Izak’s uncle by marriage. Mr. Willschick is Ms. Izak’s first cousin.

At June 1, 2007, Francis J. Elenio, the Company’s Chief Financial Officer, beneficially owned 25,000 shares of Common Stock (less than 1% of the outstanding shares), all of which were subject to a restricted stock award that had not vested as of June 1, 2007.

At June 1, 2007, Daniel Pryor, the Company’s former president, beneficially owned 12,266 shares of Common Stock (less than 1% of the outstanding shares), including 6,133 shares that were subject to a restricted stock award that had not vested as of June 1, 2007. At June 1, 2007, Seth Ugelow, the Company’s former chief financial officer, beneficially owned 1,134 shares of Common Stock (less than 1% of the outstanding shares). See the footnotes following the Summary Compensation Table.

At June 1, 2007, all directors and current executive officers as a group (seven persons) beneficially owned a total of 507,136 shares of the Company’s Common Stock, or 6.3% of the outstanding shares. Such amount includes 63,250 shares of Common Stock that could be obtained by the directors and current executive officers upon the exercise of stock options exercisable within 60 days of June 1, 2007 and 39,800 shares subject to restricted stock awards which had not vested as of June 1, 2007.

None of the directors of the Company purchased or sold any shares of the Company’s common stock during the last two years except for the following stock option exercises: Ms. Izak exercised an option for 10,000 shares on May 29, 2007 and an option for 30,000 shares on May 23, 2006; Mr. Willschick exercised an option for 5,000 shares on May 22, 2006; Mr. Berger exercised an option for 7,500 shares on May 11, 2006; Mr. Donnenberg exercised an option for 7,650 shares on May 17, 2006; Mr. Wachtel exercised an option for 7,650 shares on May 18, 2006 and an option for 5,150 shares on June 1, 2005; and Mr. Schmertz exercised an option for 7,650 shares on May 11, 2006. All of these options were granted under the Company’s stock option plan and no funds were borrowed by the directors in order to pay the exercise prices. Ms. Izak received a stock grant of 12,837 shares of common stock on May 1, 2006. The grant was made pursuant to the Company’s stock option plan.

Other than the issuances of stock upon the exercise of the stock options and stock grant described above, the only other issuances by the Company of securities during the past two years have been upon the exercise of options by two individuals who were then employees of the Company (400 shares on July 15, 2005 and 1,500 shares on July 25, 2005), a restricted stock award of 3,000 shares to a former officer on July 1, 2005, a stock grant of 9,628 shares to another former officer on April 26, 2006, a restricted stock award of 25,000 shares to an officer on September 6, 2006, a restricted stock award of 2,500 shares to an employee on May 17, 2006 and a restricted stock award of 2,000 shares to an employee on October 7, 2006.

During the past two years, the Company has repurchased an aggregate of 20,689 shares of its common stock on the market (400 shares on June 7, 2005 and 1,600 shares on June 9, 2005) and in negotiated transactions (967 shares on September 9, 2005, 107 shares on September 12, 2005, 154 shares on January 5, 2006, 349 shares on January 27, 2006, 293 shares on March 7, 2006, 103 shares on April 21, 2006, 24 shares on May 12, 2006, 9,628 shares on June 6, 2006, 6,434 shares on June 9, 2006 and 630 shares on August 24, 2006). The Company did not borrow any funds to pay the purchase prices.

Other than as described in this Proxy Statement under “Executive Compensation -- Employment Agreements and Other Arrangements with Executive Officers,” the Company and its directors have no arrangements or understandings with respect to any future employment by the Company or its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Neither the Company nor its directors is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company.

In connection with the operations of its business, the Company has several subsidiaries which are wholly owned by the Company.

In March, 2005, the Board of Directors created a new position of presiding director, whose primary responsibility is to preside over periodic sessions of the Board of Directors in which management directors do not participate. The presiding director also advises the Chairman of the Board and Committee chairs with respect to agendas and information needs relating to the Board and Committee meetings, provides advice with respect to the selection of Committee chairs and performs other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The non-management members of the Board of Directors have designated Eric J. Schmertz to serve in this position. Shareholders and other parties interested in communicating directly with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, Wilshire Enterprises, Inc., 1 Gateway Center, Newark, New Jersey 07102.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers, and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, to file initial reports of ownership and reports of changes in ownership with respect to our equity securities with the Securities and Exchange Commission. All reporting persons are required to furnish us with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a). Based on our review of the copies of such forms received by us or written representations from such reporting persons, each such reporting person filed all of their respective reports pursuant to Section 16(a) on a timely basis during 2006 except that Mr. Elenio, the Company’s Chief Financial Officer, filed late a Form 3 reporting his ownership upon becoming an executive officer and a Form 4 reporting his grant of restricted stock, Mr. Ugelow, the Company’s former chief financial officer, filed late a Form 4 reporting the forfeiture of his restricted stock upon his resignation and Mr. Pryor, the Company’s former president, filed late a Form 4 reporting the sale of shares by him as custodian for his child. These failures to file in a timely manner were inadvertent, and the filings were made as soon as the failures to file were noted.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

During 2006, the SEC substantially revised the disclosures that we are required to make with respect to executive compensation. As part of the SEC’s revised executive compensation discussion requirements, issuers must provide a “Compensation Discussion and Analysis” in which issuers explain the material elements of their compensation of executive officers by describing the following:

•	the objectives of the issuer’s compensation programs;

•	the conduct that the compensation programs are designed to reward;

•	the elements of the compensation program;

•	the rationale for each of the elements of the compensation program;

•	how the issuer determines the amount (and, where applicable, the formula) for each element of the compensation program; and

•	how each element and the issuer’s decisions regarding that element fit into the issuer’s overall compensation objectives and affect decisions regarding other elements of the compensation program.

Our compensation philosophy is dictated by the Compensation Committee of our Board of Directors. The duties and responsibilities of the Compensation Committee, which consists entirely of independent directors of the Board, include the following:

•	administer the employee benefit plans of the Company designated for such administration by the Board;

•	establish the compensation of the Company’s Chief Executive Officer (subject to the terms of any existing employment agreement);

•
with input from the Company’s Chief Executive Officer, establish or recommend to the Board the compensation of the Company’s other executive officers (subject to the terms of any existing employment agreements); and

•	monitor the Company’s overall compensation policies and employment benefit plans.

S. Wilzig Izak, our Chairman of the Board and Chief Executive Officer, participates in determinations regarding the compensation and design of our benefit programs for all employees, including our other executive officers. However, she does not participate in determining her own compensation.

Our Compensation Objectives and the Focus of Our Compensation Rewards

We believe that an appropriate compensation program should draw a balance between providing rewards to executive officers while at the same time effectively controlling compensation costs. We reward executive officers in order to attract highly qualified individuals, to retain those individuals in a highly competitive marketplace for executive talent and to motivate them to perform in a manner that maximizes our corporate performance.

We view executive compensation as having two key elements:

•	a current cash compensation program consisting of salary and cash bonus incentives; and

•	long-term equity incentives reflected in grants of stock options and/or restricted stock awards.

We do not provide executive officers with significant perquisites or other benefits.

We annually review our mix of short term performance incentives versus longer term incentives. We do not have set percentages of short term versus long term incentives. Instead, we look to provide a reasonable balance of those incentives.

In connection with establishing the compensation of our executive officers for 2006, we engaged a consultant. However, in an effort to save costs, the Compensation Committee decided to increase the Chief Executive Officer’s salary by an amount which was less than the increase recommended by the consultant. See “Salary” below. We compare our salaries and other elements of compensation against the salaries and other compensation measures of other public companies in our industry by reviewing the proxy statements of such other companies. However, we do not prepare formal benchmarking studies. The Compensation Committee believes that the compensation paid to the Company’s Chief Executive Officer is less than the compensation paid to chief executive officers at other comparably sized real estate companies.

Specific Elements of Our Compensation Program

We have described below the specific elements of our compensation program for executive officers.

Salary. We pay salaries to our Named Officers in order to fairly compensate them for their day-to-day responsibilities in managing our business. Ms. Izak’s salary of $218,000 for 2006 represented a relatively small increase over her salary of $200,000 for both 2005 and 2004. The amount of her increase in salary for 2006 was less than the amount recommended by the Company’s outside consultant. Mr. Elenio joined the Company as Chief Financial Officer in September 2006 at an annual salary of $175,000, which the Compensation Committee believes is commensurate with his experience.

Bonus. Bonuses are designed to motivate executives by rewarding their individual performance and contribution to the Company’s financial performance. In connection with the Company’s continuing efforts to contain costs, the Chief Executive Officer and the Chief Financial Officer did not receive a bonus for 2006.

Long-Term Incentive Compensation. We provide long-term incentives to our executive officers through our 2004 Stock Option and Incentive Plan. We refer to this as our Stock Option Plan. Our Stock Option Plan permits the grant of stock options and restricted stock awards. Stock options and restricted stock awards were granted to our Chief Executive Officer in prior years, but not in 2006. Mr. Elenio received a restricted stock award of 25,000 shares upon joining the Company as Chief Financial Officer in September 2006. A total of 8,333 shares of the restricted stock awarded to Mr. Elenio vest on September 5, 2007, and the remaining 16,667 vest on September 5, 2008. The Compensation Committee may grant additional stock options or restricted stock awards to the Chief Executive Officer and Chief Financial Officer in the future in its discretion.

Compliance with Sections 162(m) and 409A of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. Certain performance-based compensation that has been approved by our shareholders is not subject to this limitation. As a result, stock options granted under our Stock Option Plan are not subject to the limitations of Section 162(m). However, restricted stock awards under our Stock Option Plan generally will not be treated as performance-based compensation. Restricted stock award grants made to date under the Stock Option Plan have not been at levels that, together with other compensation, approached the $1,000,000 limit. Also, since we retain discretion over cash bonuses, those bonuses also will not qualify for the exemption for performance-based compensation. Since none of the Company’s executive officers had compensation in excess of $1,000,000 for 2006, Section 162(m) was not applicable.

It is also our intention to maintain our executive compensation arrangements in conformity with the requirements of Section 409A of the Internal Revenue Code, which imposes certain restrictions on deferred compensation arrangements. We are in the process of reviewing and modifying, as necessary, our deferred compensation arrangements since the enactment of Section 409A in 2004 in order to remain compliant with provisional guidance issued by the Internal Revenue Service under Section 409A.

Summary of Cash and Certain other Compensation

The following table sets forth, for the year ended December 31, 2006, a summary of the compensation earned by our Chief Executive Officer, our current Chief Financial Officer, our former Chief Financial Officer and our former President. We refer to the executive officers named in this table as the “Named Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
S. Wilzig Izak Chairman of the Board (Chief Executive Officer)	218,000	0	0	28,769	246,769
Francis J. Elenio (1) Chief Financial Officer	58,333	0	112,500	12,760	183,593
Daniel Pryor (2) Former President	250,000	0	0	12,000	262,000
Seth Ugelow (3) Former Chief Financial Officer	98,872	17,500	0	12,402	128,774

(1)	Mr. Elenio joined the Company as Chief Financial Officer in September, 2006 at an annual salary of $175,000.

(2)
Mr. Pryor previously served as the Company’s President and Chief Operating Officer. On January 16, 2007, the Company delivered a letter to Mr. Pryor, notifying him that his employment with the Company terminated effective February 16, 2007. Also, on January 16, 2007, and after the letter referred to in the preceding sentence was delivered, the Company received a letter from Mr. Pryor, dated January 16, 2007, in which Mr. Pryor notified the Company that he was resigning from his employment with the Company effective as of January 14, 2007.

(3)	Mr. Ugelow resigned as the Company’s Chief Financial Officer effective August 11, 2006.

In the table above:

•
when we refer to “stock awards”, we are referring to the dollar amount recognized by us for financial statement purposes in accordance with FAS 123R, an accounting pronouncement which governs the manner in which we account for equity based compensation; in calculating such dollar amounts, we have made the assumptions described in Note 6 of the Notes to our Consolidated Financial Statements for the year ended December 31, 2006; the amount for Mr. Elenio in the table above reflects the fair market value of the 25,000 restricted stock awards granted to him at $4.50 per share (a total of 8,333 shares of the restricted stock awarded to Mr. Elenio vest on September 5, 2007, and the remaining 16,667 vest on September 5, 2008);

•
in calculating the “stock awards”, we have disregarded any estimate of forfeitures relating to service-based vesting conditions; for 2006, for all grantees of stock awards and option awards under our plans, forfeitures amounted to $8,482; and

•	“all other compensation” includes the following:

•	for Ms. Izak: $12,000 for a travel allowance and $16,769 for unused vacation pay;

•
for Mr. Elenio: $2,760 for unused vacation pay and $10,000 as consideration for a waiver executed by him in connection with the previously disclosed amendment to the Company’s Stockholder Protection Rights Agreement in December 2006 (similar waivers were also executed by the Company’s Chairman of the Board and Chief Executive Officer and other members of the Board of Directors, without compensation). Mr. Elenio and such other persons agreed in their waivers that the stock options and restricted stock granted to them under the Company’s stock option plans would not automatically vest in connection with such December 2006 amendment;

•	for Mr. Pryor: $12,000 for a travel allowance; and

•
for Mr. Ugelow: $1,125 for a travel allowance, $4,308 for unused vacation days from 2005 until Mr. Ugelow’s resignation in August 2006 and $6,969 as reimbursement for medical insurance premiums waived by Mr. Ugelow.

Grants of Plan Based Awards

The following table sets forth, for each of the Named Officers, information regarding awards that we granted to each Named Officer in 2006 under our 2004 Stock Option and Incentive Plan. None of the Named Officers received an option grant during 2006, and Mr. Elenio was the only Named Officer to receive a restricted stock award. Messrs. Pryor and Ugelow are no longer with the Company.

Name (a)	Grant Date (b)	All Other Stock Awards: Number of Shares of Stock (#) (i)	Grant Date Fair Value of Stock and Option Awards ($) (l)
S. Wilzig Izak	—	—	—
Francis J. Elenio	9/5/2006	25,000	112,500
Daniel Pryor	—	—	—
Seth Ugelow	—	—	—

In the table above, we are disclosing:

•
in column (i), the number of shares of our common stock granted pursuant to stock awards made under our 2004 Stock Option and Incentive Plan. The shares granted to Mr. Elenio are restricted shares that are subject to vesting. A total of 8,333 shares of the restricted stock awarded to Mr. Elenio vest on September 5, 2007, and the remaining 16,667 vest on September 5, 2008. All restrictions on the restricted stock awards lapse upon a change in control. Dividends are paid on the restricted stock unless the shares are forfeited; and

•	in column (l), the fair value of each stock award, calculated as of the applicable grant date in accordance with FAS 123R.

Outstanding Equity Awards at December 31, 2006

The following table sets forth, for each of the Named Officers, information regarding stock options and stock awards outstanding at December 31, 2006. The vesting dates applicable to each such stock option and stock award are set forth in footnotes that follow the columnar explanations below the table.

Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)
S. Wilzig Izak	10,000	10,000	3.32	7/15/2012	17,334	78,870
Francis J. Elenio	0	0	0	0	25,000	113,750
Daniel Pryor	0	0	0	0	12,266	58,810
Seth Ugelow	0	0	0	0	0	0

In the table above, we are disclosing:

•	in column (b), the number of shares of our common stock underlying unexercised stock options that were exercisable as of December 31, 2006;

•	in column (c), the number of shares of our common stock underlying unexercised stock options that were not exercisable as of December 31, 2006;

•	in columns (e) and (f), respectively, the exercise price and expiration date for each stock option that was outstanding as of December 31, 2006;

•	in column (g), the number of shares of our common stock covered by stock awards that were not vested as of December 31, 2006; and

•	in column (h), the aggregate market value as of December 31, 2006 of the stock awards referenced in column (g).

In calculating market values in the table above, we have multiplied the closing market price of our common stock on December 29, 2006, the last trading day in 2006 - $4.55 - by the applicable number of shares of common stock underlying the Named Officers’ stock options or stock awards. The 17,334 restricted shares for Ms. Izak vest as follows: 8,667 shares vested on January 1, 2007 and the remaining 8,667 shares vest on January 1, 2008; the 25,000 restricted shares for Mr. Elenio vest as follows: 8,333 shares vest on September 5, 2007 and the remaining 16,667 shares vest on September 5, 2008; and the 12,266 restricted shares for Mr. Pryor vest as follows: 6,133 vested on January 1, 2007 and the initial grant terms provided that the remaining 6,133 would vest on January 1, 2008. Mr. Pryor is no longer with the Company. The 10,000 options held by Ms. Izak that were unexercisable at December 31, 2006 vest on July 15, 2007.

Options Exercised and Stock Awards Vested

The following table sets forth, for each of the Named Officers, information regarding stock options exercised during 2006 and stock awards vested during 2006. The phrase “value realized on exercise” (column (c)) represents the number of shares of common stock set forth in column (b) multiplied by the difference between the market price of our common stock on the date of exercise and the Named Officer’s exercise price. Similarly, the phrase “value realized on vesting” (column (e)) represents the number of shares of common stock set forth in column (d) multiplied by the market price of our common stock on the date on which the Named Officer’s stock award vested.

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
S. Wilzig Izak	30,000	179,400	8,666	66,728
Francis J. Elenio	0	0	0	0
Daniel Pryor	0	0	6,134	47,231
Seth Ugelow	0	0	1,334	7,737

Employment Agreements and Other Arrangements with Executive Officers

On March 29, 2004, the Company provided S. Wilzig Izak, the Chairman of the Board, with a severance agreement. The agreement provides that on termination of her employment for any reason other than termination for Cause (as defined), she will receive a payment equal to $200,000.

On April 24, 2004, the Company entered into an employment agreement with Daniel C. Pryor, who initially served as Vice President-Business Development until June 30, 2004 and, thereafter, as the President and Chief Operating Officer. The term of Mr. Pryor’s employment agreement was through June 30, 2007. Under the agreement, Mr. Pryor received an annual base salary of $250,000 per year plus $1,000 per month as a car allowance. He was entitled to an annual bonus and stock options as determined by the Board of Directors of the Company, or the Committee that administers the Company’s stock option plan, as the case may be. The agreement provides that in the event that the agreement is terminated other than for “Cause” (as defined in the agreement), or in the event of a Change in Control Event (as defined in the Company’s 1995 Stock Option and Incentive Plan), all non-vested options shall automatically vest. In addition, in the event that the agreement is terminated other than for Cause, the Company shall continue to pay Mr. Pryor’s base salary through the Expiration Date. In addition, upon a Change in Control, Mr. Pryor may elect to terminate his employment and receive a lump sum payment equal to twice his then current annual salary, subject to certain limitations. The agreement prohibits Mr. Pryor from competing with the Company for a period of two years from the expiration date and contains certain restrictions on soliciting customers and employees of the Company for the same period.

On January 16, 2007, the Company delivered a letter to Mr. Pryor, notifying him that his employment with the Company terminated effective February 16, 2007. Also, on January 16, 2007, and after the letter referred to in the preceding sentence was delivered, the Company received a letter from Mr. Pryor, dated January 16, 2007, in which Mr. Pryor notified the Company that he was resigning from his employment with the Company effective as of January 14, 2007.

The Company entered into a letter agreement with Seth Ugelow, the Company’s Chief Financial Officer and Treasurer. Mr. Ugelow’s employment was “at will”; however, if the Company terminated his employment without cause, he would be entitled to receive the greater of 16 weeks of severance pay or any severance payments provided to him under the Company’s severance policy in effect at the time of such termination. In addition, the letter agreement provided that upon a Change in Control (as defined in the letter agreement), Mr. Ugelow may elect to terminate his employment and receive a lump sum payment equal to the sum of six months of salary plus 50% of any cash bonus paid to him during the previous 12 month period. The agreement prohibits Mr. Ugelow from competing with the Company for a period of six months after his employment terminates and contains certain restrictions on soliciting customers and employees of the Company for the same period. Mr. Ugelow resigned from the Company effective August 11, 2006.

Compensation of Directors

The following table sets forth certain information regarding the compensation we paid to our directors, other than S. Wilzig Izak, during 2006. None of our non-employee directors received a stock award during 2006.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Option Awards ($) (d)	All Other Compensation ($) (g)	Total ($) (j)
Miles Berger	28,500	46,000	0	74,500
Milton Donnenberg	33,750	46,000	0	79,750
Eric J. Schmertz, Esq.	40,000	46,000	0	86,000
Ernest Wachtel	29,250	46,000	0	75,250
W. Martin Willschick	35,750	46,000	0	81,750

In the table above:

•
when we refer to “Fees Earned or Paid in Cash”, we are referring to all cash fees that we paid or were accrued in 2006, including annual retainer fees, committee and/or chairmanship fees and meeting fees;

•	when we refer to “option awards”, we are referring to the dollar amount recognized by us for financial statement purposes in accordance with FAS 123R;

•	the grant date fair value for each of the 5,000 share option awards made to our directors during 2006 was $9.20; and

•
the aggregate number of option awards outstanding for each director at December 31, 2006 were: for Mr. Berger, 22,500; for Mr. Donnenberg, 17,500; for Mr. Schmertz, 17,500; for Mr. Wachtel, 17,500; and for Mr. Willschick, 25,000; none of the non-employee directors has been granted a restricted stock award.

Each non-employee director receives an annual fee of $11,000. Non-employee members of the Executive Committee also receive an annual fee of $4,000. Members of the Audit Committee also receive an annual fee of $5,000 and members of the Compensation Committee and Nominating Committee also receive an annual fee of $2,000. Each non-employee director also receives an additional fee of $750 for each meeting of the Board and each Committee thereof which such director attends.

Pursuant to the Company’s 2004 Non-employee Director Stock Option Plan (the “Outside Director Plan”), each of the Company’s non-employee directors received, on the date of the 2004 Annual Meeting, a stock option grant covering 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the Common Stock on such date. Under the Outside Director Plan, any new non-employee director will receive a grant of 10,000 options at fair market value upon becoming a director. On each Annual Meeting date after the 2004 Annual Meeting, each non-employee director will be granted an option covering 5,000 shares of Common Stock, at fair market value, so long as he or she continues to serve on the Board on the Annual Meeting date. As set forth in the chart above, options covering 5,000 shares per director or a total of 25,000 shares of Common Stock were granted to the non-employee directors at the 2006 Annual Meeting. The options vest in 25% installments beginning one year after the grant date.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Messrs. Wachtel, Berger and Schmertz. None of these individuals are or were at any time officers or employees of the Company. No executive officer of the Company has served as a director or member of the compensation committee of any other entity, one of whose executive officers served as a member of the Compensation Committee of the Company. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the information provided under the caption “Compensation Discussion and Analysis” set forth above. Based on that review and those discussions, the Compensation Committee recommended to our Board that such “Compensation Discussion and Analysis” be included in this proxy statement.

Eric J. Schmertz, Esq. (Chair)
Miles Berger
Ernest Wachtel

Other Compensation Committee Matters

Charter. Our Board of Directors has defined the duties of its Compensation Committee in a charter. A copy of the Compensation Committee’s charter is attached to this Proxy Statement as Annex B.

Authority, Processes and Procedures. Our Compensation Committee is responsible for administering our employee benefit plans, for establishing the compensation of our Chairman and Chief Executive Officer and for recommending to the Board the compensation of our other executive officers. Our Compensation Committee also establishes policies and monitors compensation for our employees in general. While the Compensation Committee may, and does in fact, delegate authority with respect to the compensation of employees in general, the Compensation Committee retains overall supervisory responsibility for employee compensation. With respect to executive compensation, the Compensation Committee receives recommendations and information from senior staff members, as well as outside compensation consultants, regarding issues relevant to determinations made by the Compensation Committee. Ms. Izak participates in Committee deliberations regarding the compensation of other executive officers, but does not participate in deliberations regarding her own compensation.

Consultants. In connection with establishing the compensation of our executive officers for 2006, we engaged a consultant. However, in an effort to save costs, the Compensation Committee decided to increase the Chief Executive Officer’s salary by an amount which was less than the increase recommended by the consultant. See the “Compensation Discussion and Analysis”.

Other Audit Committee Matters

Charter. The Board has adopted an Audit Committee charter to govern its Audit Committee. A copy of the Audit Committee charter is attached as Annex C to this Proxy Statement.

Audit Committee Report. The following report is not to be deemed “soliciting material” or deemed to be filed with the Securities and Exchange Commission or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2006 Annual Report on SEC Form 10-K with the Company’s management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Committee discussed with the independent auditors their independence from the Company and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees and considered the compatibility of non-audit services with the auditors’ independence. In addition, the Committee discussed the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

W. Martin Willschick (Chair)
Eric J. Schmertz
Milton Donnenberg

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF J.H. COHN LLP
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2007

The Audit Committees of the Company has selected and appointed J.H. Cohn LLP as the independent registered public accounting firm for the Company to audit the consolidated financial statements as of and for the year ending December 31, 2007. J.H. Cohn has served as independent public accountants for the Company since the quarter ended June 30, 2004.

One or more representatives of J.H. Cohn are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they wish, and are expected to be available to respond to appropriate questions from stockholders.

The Company is not required to submit this appointment to a vote of its stockholders. If the stockholders of the Company do not ratify the appointment, the Audit Committee will investigate the reasons for rejection by the stockholders and will reconsider the appointment.

THE BOARDS OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF J.H. COHN LLP.

Audit Fees and Related Matters

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered and differences between the proposed fees and the final fees, if any.

Audit Fees. The aggregate fees incurred by the Company for the fiscal years ended December 31, 2006 and 2005 for professional services rendered by J.H. Cohn LLP, the Company’s Independent Registered Public Accounting Firm, in connection with (i) the audit of the Company’s annual financial statements and (ii) the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q were $137,000 and $161,500, respectively.

Audit-Related Fees. The Company incurred $5,361 and $47,600 for the fiscal years ended December 31, 2006 and 2005, respectively, for assurance and related services by J.H. Cohn in connection with the performance of the audit and review of the Company’s financial statements.

Tax Fees. The Company did not incur any fees for the fiscal years ended December 31, 2006 and 2005 for professional services rendered by J.H. Cohn for tax compliance, tax advice or tax planning.

All Other Fees. The Company incurred $7,210 and $13,699 for the fiscal years ended December 31, 2006 and 2005, respectively, for other services rendered by J.H. Cohn, including work related to their attendance at Audit Committee meetings and the Annual Meeting of Shareholders. In 2005, the Company incurred fees from Ernst & Young LLP, the Company’s prior public accountants, in the amount of $16,500 for their review of SEC filings.

Of the time expended by the Company’s principal accountants to audit the Company’s financial statements for the year ended December 31, 2006, less than 50% of such time involved work performed by persons other than the principal accountant’s full-time, permanent employees.

Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of the Audit-Related Fees, Tax Fees and All Other Fees are compatible with maintaining the independence of the Company’s principal accountant.

Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved by the Audit Committee. The Company has not relied on this exemption since the Sarbanes-Oxley Act was enacted.

POSSIBLE STOCKHOLDER PROPOSAL

The Company received a letter from Full Value Partners L.P., a stockholder of the Company, in February 2007, which states that at the 2007 Annual Meeting, Full Value intends to nominate two persons for election as directors of the Company and also propose that the Company’s investment banker promptly conduct an auction to sell the Company to the highest bidder.  The stockholder proposal is precatory, which means that even if it is approved by the stockholders, it will be non-binding on the Company. As stated elsewhere in this Proxy Statement, the Company is already actively pursuing a sale or merger of the Company. The stockholder proposal which appears on the enclosed WHITE proxy card has been modified slightly from the language in Full Value’s February 2007 letter to be consistent with the language Full Value has included in its proxy materials.

For the reasons explained on pages 1 and 6 of this Proxy Statement, your Board of Directors recommends that you discard any proxy materials and proxy card that you may receive from Full Value, and vote “FOR” your Board’s nominees and “AGAINST” Full Value’s proposal to auction the Company, on the WHITE proxy card enclosed with this Proxy Statement.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

Stockholder Proposals for Inclusion in 2008 Proxy Statement

If any stockholder intends to present a proposal for consideration at the 2008 Annual Meeting of Stockholders, such proposal must be received by the Company not later than February 19, 2008 for inclusion, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, in the Company’s proxy statement for such meeting. Such proposal also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

Other Requirements for Stockholder Proposals for Presentation at the 2008 Annual Meeting

According to the by-laws of the Company, notice of any proposal to be presented by any stockholder at any annual meeting must be given timely, in writing, to the Secretary of the Company. To be timely, a stockholder’s notice must be given to the Secretary not less than 90 or more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. All such notices must set forth, as to each matter the stockholder proposes to bring before the annual meeting, (i) the text of the proposal, (ii) a brief description of the reasons for such proposal, (iii) the name and address of the stockholder proposing such business, (iv) the class and number of shares of Common Stock which are beneficially owned by the stockholder and (v) any material interest of the stockholder in such proposal. The chairperson of the meeting will determine whether sufficient notice has been given; in the absence of such notice, a stockholder proposal will not be considered.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, if a stockholder notifies the Company in a time or manner inconsistent with the Company’s by-laws of an intent to present a proposal at the Company’s 2008 Annual Meeting (and for any reason the proposal is voted upon at that Annual Meeting), the Company’s proxy holders will have the right to exercise discretionary voting authority with respect to the proposal, if presented at the meeting, without including information regarding the proposal in its proxy materials.

OTHER TOPICS

Code of Ethics

The Company has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website (http:// www.wilshireenterprisesinc.com) under the caption “Corporate Policies.”

Policies and Procedures Concerning Related Party Transactions

The Audit Committee of the Board of Directors has adopted written procedures governing related party transactions. The procedures require the Audit Committee to approve in advance any related party transaction. On a quarterly basis, the Audit Committee makes inquiry of management and the other directors of the Company to determine whether any of these persons is aware of any related party transactions. By “related party transaction,” we mean a transaction between the Company or any of its subsidiaries, on the one hand, and an executive officer, director or immediate family member of an executive officer or a director, on the other hand.

Solicitation of Proxies

The cost of soliciting the proxies to which this Proxy Statement relates will be borne by the Company. In following up the original solicitation of proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and will reimburse them for their expenses. In addition to the use of the mail, and without additional compensation therefor, proxies may be solicited in person or by telephone, facsimile or telegram by officers and regular employees of the Company. Further, the Company has engaged The Altman Group to assist in soliciting proxies for a fee of approximately $15,000 plus reasonable out-of-pocket expenses; provided, however, that if the election of directors is contested, the Company has agreed to pay The Altman Group another $15,000 plus an additional $10,000 if the Board’s nominees are elected in any such proxy contest. Other than the fees payable to The Altman Group, as of the date of this Proxy Statement the Company has not incurred significant expenses in connection with this solicitation. The Company estimates that it may incur $150,000 to $200,000 or more in connection with this solicitation.

Independent Accountants

J.H. Cohn LLP has served as the Company’s Independent Registered Public Accounting Firm since the quarter ended June 30, 2004. A representative of J.H. Cohn is expected to attend the Annual Meeting, to have an opportunity to make a statement, if such representative desires to do so, and to be available to respond to appropriate questions. The Audit Committee has selected J.H. Cohn LLP as the Company’s independent auditors for 2007. See Proposal 2.

We hope that you will attend the Annual Meeting, and look forward to your presence. HOWEVER, EVEN IF YOU PLAN TO ATTEND, YOU ARE URGED TO EITHER VOTE YOUR SHARES ELECTRONICALLY ON THE INTERNET, BY TELEPHONE OR BY COMPLETING, SIGNING AND RETURNING THE ENCLOSED WHITE PROXY CARD. If you wish to change your vote or vote differently in person, your proxy may be revoked at any time prior to the time it is voted at the meeting. IF YOU RECEIVE PROXY SOLICITATION MATERIALS AND A PROXY CARD FROM FULL VALUE, MR. DAKOS OR MR. BROG, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU DISCARD SUCH MATERIALS. OUR BOARD URGES STOCKHOLDERS NOT TO VOTE FOR THE DISSIDENT STOCKHOLDER’S NOMINEES AND NOT TO RETURN ANY PROXY CARDS SENT TO STOCKHOLDERS BY SUCH DISSIDENT STOCKHOLDER.

/s/ S. Wilzig Izak
S. WILZIG IZAK Chairman of the Board
Dated: June 18, 2007

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

THE COMPANY WILL PROVIDE WITHOUT CHARGE, TO ANY SHAREHOLDER OF RECORD WHO REQUESTS IT, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2006. REQUESTS FOR COPIES OF THE FORM 10-K SHOULD BE SENT TO: WILSHIRE ENTERPRISES, INC., SHAREHOLDER RELATIONS DEPARTMENT, 1 GATEWAY CENTER, NEWARK, NEW JERSEY 07102.

Annex A

WILSHIRE ENTERPRISES, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Wilshire Enterprises, Inc. (the “Company”);

•	to identify qualified individuals for membership on such board (the “Board”); and

•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•	shall consist of not less than three members of the Board, the exact number to be established by the board of directors from time to time;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a reputation for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•
such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, that demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be Followed with Respect to the Submission of Names for Consideration by the Nominating Committee.

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board. A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above. Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be Followed in Considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board. The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

Annex B

WILSHIRE ENTERPRISES, INC.

COMPENSATION COMMITTEE CHARTER

The Compensation Committee is appointed by the Board of Directors of Wilshire Enterprises, Inc. (the “Board”) to assist the Board in fulfilling its responsibilities with respect to the compensation of the officers and employees of Wilshire Enterprises, Inc. and its subsidiaries (collectively, the “Company”). The Compensation Committee’s duties and responsibilities are to:

• administer the employee benefit plans of the Company designated for such administration by the Board;

• establish the compensation of the Company’s Chief Executive Officer (subject to the terms of any existing employment agreement);

• with input from the Company’s Chief Executive Officer, establish or recommend to the Board the compensation of the Company’s other executive officers (subject to the terms of any existing employment agreement); and

• monitor the Company’s overall compensation policies and employment benefit plans.

Pursuant to this Charter:

1.	THE COMMITTEE

The Compensation Committee:

• shall consist of not less than two members of the Board, the exact number to be established by the Board from time to time;

• shall consist solely of individuals who meet the independence standards set forth in the listing standards applicable to the Company; and

• shall consist solely of members who are appointed by, and who may be removed by, the Board.

2.	SCOPE

The Committee serves at the pleasure of the Board.

3.	ADDITIONAL AUTHORITY.

The Compensation Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.

Annex C

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of Wilshire Oil Company of Texas, Inc. (“Wilshire”) to assist the Board in monitoring (a) the integrity of the financial statements of Wilshire and its subsidiaries (the “Company”) and (b) the independence of performance of the Company’s external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, subject to such qualifications and exceptions as may be permitted by such requirements. The members of the Audit Committee shall be appointed from time to time by the Wilshire Board. The Wilshire Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The primary goals of this Charter are to specify the following:

•	the scope of the Audit Committee’s responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

•
the Audit Committee’s responsibility for (a) insuring its receipt from the Company’s independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Wilshire Board take, appropriate action to oversee the independence of the independent auditor; and

•
the independent auditor’s ultimate accountability to the Wilshire Board and the Audit Committee, as representatives of the shareholders of Wilshire and the ultimate authority and responsibility of the Wilshire Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

The Audit Committee shall make regular reports to the Wilshire Board, as required by the Delaware General Corporation Law.

Pursuant to this Charter:

1.	THE COMMITTEE

The Audit Committee will consist of at least three members of the Wilshire Board including a Chairman designated by the Wilshire Board. Members of the Audit Committee may not be employees of the Company. The Committee will meet several times a year, which may include phone conferences, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2.	SCOPE

The Audit Committee serves at the pleasure of and is subject to the control and direction of the Wilshire Board.

3.	RESPONSIBILITIES OF THE COMMITTEE

•
To assist the Wilshire Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company's business, accounting, reporting, audit and internal controls practices.

•	To maintain a direct line of communications between the Wilshire Board and the Company's independent auditors to provide for an exchange of views and information.

4.	FUNCTIONS OF THE COMMITTEE

The Audit Committee will satisfy its responsibilities by completing the following functions:

•	Discuss the results of the annual independent audit with management and the independent auditors.

•	Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

•	Recommend, for appointment by the Wilshire Board, the selection of independent auditors for the coming year.

•	Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.

•	Review the scope of planned activities and budget.

•
Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.-

•	Review the Committee's responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.

•	Monitor the procedures or systems used in preparing the financial statements of the Company.

•	Obtain the assessment of management and the independent auditors as to the adequacy of:

•	the Company's internal accounting procedures and controls.

•	the Company's procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.

•	Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.

•
Receive from the Company’s independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.

•	Engage in dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.

•	Recommend to the Wilshire Board appropriate actions to ensure the independence of the Company’s independent auditor.

•	Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Wilshire Board for approval.

•	Meet with independent auditor without management present.

•	Review the interim financial statements and financial results and if deemed necessary, meet with independent auditor prior to filing Form 10-Qs.

•	Review Year-End financial results prior to filing Form 10-K.

•	Discuss required communication with independent auditor as required by GAAS.

•	Review any information submitted to the Audit Committee pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995. -

•
Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company’s response to that letter.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

VOTE BY INTERNET OR TELEPHONE
QUICK	ê ê ê	EASY	ê ê ê	IMMEDIATE

WILSHIRE ENTERPRISES, INC.

☐	You can now vote your shares electronically through the Internet or the telephone.

☐	This eliminates the need to return the proxy card.

☐	Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

TO VOTE YOUR PROXY BY INTERNET
www.continentalstock.com

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY PHONE
1-866-894-0537

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

TO VOTE YOUR PROXY BY MAIL

Mark, sign and date your proxy card below, detach it and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE CARD BELOW IF VOTED
ELECTRONICALLY

  FOLD AND DETACH HERE AND READ THE REVERSE SIDE

TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2 and “AGAINST” PROPOSAL 3 .
Please mark your votes like this	☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 2
(1) Nominees for Class III Director: 01 Ernest Wachtel and 02 W. Martin Willschick	FOR ☐	WITHOUT AUTHORITY ☐	(2) Ratification of the appointment of J.H. Cohn LLP as auditors for 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSAL 3
			(3) If proposed at the meeting, a stockholder proposal to conduct an auction to sell the Company to the highest bidder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.
(4)  Upon all such other matters as may properly come before the annual meeting and/or any adjournments thereof, as the proxies in their discretion may determine. The Board of directors is not aware of any such matter.

PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013or email us your approval.			Any proxies heretofore given for the annual meeting are hereby revoked. I PLAN TO ATTEND THE MEETING	YES ☐	NO ☐
SIGNATURE:_______________________ DATE:__________ TIME:_______

Registered Quantity _________________ Broker Quantity________________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐
COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

IMPORTANT: PLEASE CHECK THE BOXES ABOVE, DATE AND SIGN BELOW AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

SIGNATURE	SIGNATURE	DATE

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. (Continued on reverse side)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 and 2 and
AGAINST PROPOSAL 3.

 FOLD AND DETACH HERE

WILSHIRE ENTERPRISES, INC.
PROXY — COMMON STOCK

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
STOCKHOLDERS, JULY 19, 2007

The undersigned appoints Eric J. Schmertz and Francis J. Elenio, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders to be held on July 19, 2007, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED IN ITEM 1, “FOR” PROPOSAL 2 and “AGAINST” PROPOSAL 3.

ADDRESS CHANGE

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(Continued on reverse side)